EXHIBIT 4(b)

                           METRIS RECEIVABLES, INC.

                                  Transferor


            DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION

                                   Servicer


                                      and

                        THE BANK OF NEW YORK (DELAWARE)

                                    Trustee

                on behalf of the Series 1999-  Securityholders


                           SERIES 1999-  SUPPLEMENT

                       Dated as of               , 1999

                                      to

             AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                           Dated as of July 30, 1998
                     ------------------------------------

                              METRIS MASTER TRUST

                  $               Floating Rate Asset Backed
                      Securities, Series 1999- , Class A

                  $               Floating Rate Asset Backed
                      Securities, Series 1999- , Class B

                    $                   Credit Enhancement



                               TABLE OF CONTENTS
                                                                     PAGE

SECTION 1.  Designation................................................1
SECTION 2.  Definitions................................................2
SECTION 3.  Reassignment Terms........................................25
SECTION 4.  Delivery and Payment for the Series 1999-
                  Securities..........................................25
SECTION 5.  Form of Delivery of Series 1999-  Securities;
                  Denominations.......................................25
SECTION 6.  Article IV of Agreement...................................26

                                 ARTICLE IV

                       RIGHTS OF SECURITYHOLDERS AND
                 ALLOCATION AND APPLICATION OF COLLECTIONS

           SECTION 4.4  Rights of Securityholders.....................26
           SECTION 4.5  Collections and Allocation; Payments on
                        Exchangeable Transferor Security..............26
           SECTION 4.6  Determination of Interest for the
                             Series 1999-  Securities.................28
           SECTION 4.7  Determination of Principal Amounts............30
           SECTION 4.8  Shared Principal Collections..................32
           SECTION 4.9  Application of Funds..........................32
           SECTION 4.10 Coverage of Required Amount for the
                             Series 1999-  Securities.................41
           SECTION 4.11 Payment of Interest...........................42
           SECTION 4.12 Payment of Principal..........................42
           SECTION 4.13 Charge-Offs...................................45
           SECTION 4.14 Redirected Principal Collections for
                             the Series 1999-  Securities.............46
           SECTION 4.15 Determination of LIBOR........................47
           SECTION 4.16 Payment Reserve Account.......................47
           SECTION 4.17 Principal Funding Account.....................48
           SECTION 4.18 Accumulation Period Reserve Account...........50
           SECTION 4.19 Postponement of Accumulation Period...........52
           SECTION 4.20 Defeasance....................................52

SECTION 7.   Article V of the Agreement...............................53


                                 ARTICLE V

                   DISTRIBUTIONS AND REPORTS TO INVESTOR
                              SECURITYHOLDERS

            SECTION 5.1 Distributions.................................53
            SECTION 5.2 Securityholders' Statement....................55
SECTION 8.  Series 1999-  Pay Out Events..............................58
SECTION 9.  Series 1999-  Termination.................................60
SECTION 10. Legends; Transfer and Exchange; Restrictions
                  on Transfer of Series 1999-  Securities.............60
SECTION 11. Ratification of Agreement.................................62
SECTION 12. Registration of the Class A Securities and
                  Class B Securities under the Securities
                  Exchange Act of 1934................................62
SECTION 13. Counterparts..............................................62
SECTION 14. GOVERNING LAW.............................................62
SECTION 15. Instructions in Writing...................................62
SECTION 16. Amendment for FASIT Purposes..............................62
SECTION 17. Paired Series.............................................63


EXHIBITS

Exhibit A-1 Form of Class A Security
Exhibit A-2 Form of Class B Security
Exhibit B   Form of Monthly Securityholder's Statement



            SERIES 1999- SUPPLEMENT, dated as of , 1999 (this "Series Supplement") by and among METRIS RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as Servicer (the "Servicer"), and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation organized and existing under the laws of the State of Delaware as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), under the Amended and Restated Pooling and Servicing Agreement dated as of July 30, 1998 as amended, supplemented or otherwise modified from time to time (the "Agreement") among the Transferor, the Servicer and the Trustee.

            Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Securities.

            Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Securities and shall specify the Principal Terms thereof.

            SECTION 1. Designation. There is hereby created a Series of Investor Securities to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1999- Securities." The Series 1999- Securities shall be issued in two Classes, which shall be designated generally as the Floating Rate Asset Backed Securities, Series 1999- , Class A (the "Class A Securities") and the Floating Rate Asset Backed Securities, Series 1999- , Class B (the "Class B Securities"), and shall include the Credit Enhancement.

            SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1999- Securities. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1999- Securities and no other Series of Securities issued by the Trust.

            "AB Adjusted Invested Amount" shall mean as of any Business Day the sum of the Class A Invested Amount and the Class B Invested Amount minus the amount then on deposit in the Principal Funding Account.

            "Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on the last day of the Monthly Period or such later date as is determined in accordance with Section 4.19 of the Agreement and ending on the first to occur of (a) the commencement of the Early Amortization Period and (b) the Series 1999- Termination Date.

            "Accumulation Period Factor" shall mean, for any Monthly Period, a fraction, the numerator of which is equal to the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the allocation percentages applicable for Principal Collections, and the denominator of which is equal to the sum of (a) the sum of the Class A Invested Amount and Class B Invested Amount, (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the allocation percentages applicable for Principal Collections (other than Series 1999- and any Class of any such Series retained by the Transferor) which are not expected to be in their revolving periods during such Monthly Period, and (c) the sum of the numerators used to calculate the allocation percentages applicable for Principal Collections of all Classes of other outstanding Series which are not allocating Shared Principal Collections and are expected to be in their revolving periods during such Monthly Period.

            "Accumulation Period Length" shall have the meaning assigned such term in Section 4.19 of the Agreement.

            "Accumulation Period Reserve Account" shall have the meaning specified in Section 4.18 of the Agreement.

            "Accumulation Shortfall" shall initially mean zero and thereafter shall mean, with respect to any Monthly Period during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to Section 4.12 of the Agreement with respect to the Series 1999- Securities for the previous Monthly Period.

            "Additional Interest" shall mean, at any time of determination, the sum of the Class A Additional Interest, Class B Additional Interest and Credit Enhancement Additional Interest.

            "Adjusted Invested Amount" shall mean as of any Business Day the Invested Amount minus the sum of the amounts then on deposit in the Principal Account and the Principal Funding Account and the Series 1999-Percentage of the amount then on deposit in the Excess Funding Account.

            "Amortization Period" shall mean [the Accumulation Period or the Early Amortization Period] [the period commencing on the Amortization Period Commencement Date and continuing until the Series 1999- Termination Date].

            "Amortization Period Commencement Date" shall mean the earlier of the first day of the Accumulation Period and the Pay Out Commencement Date.

            "Available Reserve Account Amount" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Accumulation Period Reserve Account as of such date (before giving effect to any withdrawal made or to be made pursuant to subsection 4.18(c) of the Agreement from the Accumulation Period Reserve Account on such Transfer
Date) and (b) the Required Reserve Account Amount for such Transfer Date.

            "Available Series 1999- Finance Charge Collections" shall have the meaning specified in subsection 4.9(a) of the Agreement.

            "Available Series 1999- Principal Collections" shall mean, with respect to any Monthly Period [or portion thereof commencing on the Amortization Period Commencement Date], an amount equal to the sum of (i) an amount equal to the Fixed/ Floating Percentage of all Principal Collections (less the amount of Redirected Principal Collections) received during such Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Series 1999- Securities pursuant to subsection 4.9(d) of the Agreement with respect to such Monthly Period,
(iii) the aggregate amount allocated with respect to the Series Default Amount and the Series 1999- Percentage of any Adjustment Payments paid pursuant to subsections 4.9(a)(iv) and 4.9(a)(v) of the Agreement with respect to such Monthly Period, any reimbursements of unreimbursed Charge-Offs pursuant to subsections 4.9(a)(vi), (ix) and (x) of the Agreement with respect to such Monthly Period and further in each case, pursuant to subsections 4.10(a) and (b), 4.14(a) and (b), 4.17(b) and 4.18(b), (c) and (d) of the Agreement, and (iv) the aggregate Shared Principal Collections allocated to the Series 1999- Securities pursuant to
Section 4.8 of the Agreement with respect to such Monthly Period.

            "Base Rate" shall mean, with respect to any Monthly Period, the sum of (i) the weighted average of the Class A Interest Rate and the Class B Interest Rate, each as of the last day of such Monthly Period (weighted based on the Class A Invested Amount and the Class B Invested Amount, each as of the last day of such Monthly Period) plus (ii) the product of 2.00% per annum and the percentage equivalent of a fraction the numerator of which is the Adjusted Invested Amount and the denominator of which is the Invested Amount, each as of the last day of such Monthly Period.

            "Carryover Class A Interest" shall mean with respect to any Business Day (a) any Class A Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class A Additional Interest due on the next succeeding Distribution Date.

            "Carryover Class B Interest" shall mean with respect to any Business Day (a) any Class B Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class B Additional Interest due on the next succeeding Distribution Date.

            "Carryover Credit Enhancement Interest" shall mean with respect to any Business Day (a) any Credit Enhancement Monthly Interest due but not paid on any previous Distribution Date plus (b) any Credit Enhancement Additional Interest due on the next succeeding Distribution Date.

            "Charge-Offs" shall mean the sum of the Class A Charge-Offs, Class B Charge-Offs and Credit Enhancement Charge-Offs.

            "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a) of the Agreement.

            "Class A Adjusted Invested Amount" shall mean, for any date of determination, an amount not less than zero equal to the then current Class A Invested Amount minus the sum of the Principal Funding Account Balance and the amount then on deposit in the Principal Account for the benefit of the Class A Securities on such date of determination.

            "Class A Charge-Offs" shall have the meaning specified in subsection 4.13(c) of the Agreement.

            "Class A Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

            "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A Securities, which is $ .

            "Class A Interest Rate" shall mean % per annum from the Closing
Date through and including    , 1999 and with respect to each Interest Accrual
Period thereafter, a per annum rate % in excess of LIBOR as determined on the related LIBOR Determination Date.

            "Class A Interest Shortfall" shall have the meaning specified in subsection 4.6(a) of the Agreement.

            "Class A Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A Securityholders through and including such Business Day, minus (c) the aggregate amount of Class A Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount allocated with respect to Class A Charge-Offs and available on all prior Distribution Dates pursuant to subsection 4.9(a)(vi) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.14(a) and (b), 4.17(b) and 4.18(b), (c) and (d) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause
(c).

            "Class A Monthly Interest" shall mean the interest distributable in respect of the Class A Securities as calculated in accordance with subsection 4.6(a) of the Agreement.

            "Class A Outstanding Principal Amount" shall mean with respect to the Class A Securities, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments made to the Class A Securityholders on or prior to such Business Day.

            "Class A Percentage" shall mean a fraction the numerator of which is the Class A Initial Invested Amount and the denominator of which is the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount.

            "Class A Principal" shall mean the principal distributable in respect of the Class A Securities as calculated in accordance with subsection 4.7(a) of the Agreement.

            "Class A Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class A Monthly Interest for the then current Monthly Period,
(ii) any Carryover Class A Interest, (iii) the Class A Floating Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class A Floating Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class A Percentage of the Series 1999-Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related Transfer Date and (vi) the unreimbursed amount by which the Class A Invested Amount has been reduced on prior Business Days pursuant to clause (c) of the definition of Class A Invested Amount over (y) the Available Series 1999- Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (vi) above.

            "Class A Securities" shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

            "Class A Securityholder" shall mean the Person in whose name a Class A Security is registered in the Security Register.

            "Class A Securityholders' Interest" shall mean the portion of the Series 1999- Securityholders' Interest evidenced by the Class A Security.

            "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b) of the Agreement.

            "Class B Adjusted Invested Amount" shall mean, for any date of determination, an amount not less than zero equal to the then current Class B Invested Amount minus the excess, if any, of the Principal Funding Account Balance over the Class A Invested Amount on such date of determination.

            "Class B Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

            "Class B Fixed/Floating Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all series then outstanding used to calculate the applicable allocation percentage.

            "Class B Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

            "Class B Initial Invested Amount" shall mean the aggregate
initial principal amount of the Class B Securities, which is $       .

            "Class B Interest Rate" shall mean           % per annum from
the Closing Date through and including        , 1999 and with respect to
each Interest Accrual Period thereafter, a per annum rate % in excess of LIBOR as determined on the related LIBOR Determination Date.

            "Class B Interest Shortfall" shall have the meaning specified in subsection 4.6(b) of the Agreement.

            "Class B Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Securityholders through and including such Business Day, minus (c) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class B Principal Collections for which the Credit Enhancement Invested Amount has not been reduced for all prior Business Days, plus (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(ix) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.14(a), 4.19(b) and 4.18 (b), (c) and (d) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses
(c) and (d).

            "Class B Monthly Interest" shall mean the interest distributable in respect of the Class B Securities as calculated in accordance with subsection 4.6(b) of the Agreement.

            "Class B Outstanding Principal Amount" shall mean with respect to the Class B Securities, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount minus (b) the aggregate amount of principal payments made to the Class B Securityholders on or prior to such Business Day.

            "Class B Percentage" shall mean a fraction the numerator of which is the Class B Initial Invested Amount and the denominator of which is the sum of the Class A Initial Invested Amount and the Class B Initial Invested
Amount.

            "Class B Principal" shall mean the principal distributable in respect of the Class B Securities as calculated in accordance with subsection 4.7(b) of the Agreement.

            "Class B Principal Payment Commencement Date" shall mean the earlier of (a) (i) with respect to the Accumulation Period, the Expected Final Payment Date or (ii) during the Early Amortization Period, the first Distribution Date on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1999-Securities remaining after payments have been made to the Class A Securities on such Distribution Date, the Distribution Date following the first Distribution Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2(a), 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

            "Class B Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the Class B Monthly Interest for the then current Monthly Period, (ii) any Carryover Class B Interest, (iii) the Class B Floating Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class B Floating Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class B Percentage of the Series 1999- Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related Transfer Date and (vi) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount over (y) the Available Series 1999- Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (vi) above.

            "Class B Securities" shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

            "Class B Securityholder" shall mean the Person in whose name a Class B Security is registered in the Security Register.

            "Class B Securityholders' Interest" shall mean the portion of the Series 1999- Securityholders' Interest evidenced by the Class B Securities.

            "Closing Date" shall mean              , 1999.

            "Controlled Accumulation Amount" shall mean, for any Transfer Date with respect to the Accumulation Period prior to the payment in full of the sum of the Class A Invested Amount and the Class B Invested Amount, $ ; provided, however, that if the Accumulation Period Length is determined to be less than 12 months pursuant to subsection 4.17 of the Agreement, the Controlled Accumulation Amount for each Transfer Date with respect to the Accumulation Period prior to the payment in full of the sum of the Class A Invested Amount and the Class B Invested Amount, will be equal to (i) the product of (x) the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount and (y) the Accumulation Period Factor for the Monthly Period preceding such Transfer Date divided by (ii) the Required Accumulation Factor Number.

            "Controlled Deposit Amount" shall mean, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

            "Covered Amount" shall mean, with respect to any Interest Accrual Period during the Accumulation Period prior to the payment in full of the sum of the Class A Invested Amount and the Class B Invested Amount, the product of (a) the weighted average of the Class A Interest Rate and the Class B Interest Rate, each in effect with respect to such Interest Accrual Period, (b) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (c) the Principal Funding Account Balance (up to the sum of the Class A Invested Amount and the Class B Invested Amount) as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Accrual Period ends.

            "Credit Enhancement" shall mean any credit enhancement initially provided by the Transferor.

            "Credit Enhancement Additional Interest" shall have the meaning specified in subsection 4.6(c) of the Agreement.

            "Credit Enhancement Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement.

            "Credit Enhancement Excess Amounts" shall mean with respect to any Business Day, the excess of the Credit Enhancement Invested Amount over the Stated Credit Enhancement Amount on such day after taking into account all adjustments of the AB Adjusted Invested Amount on such day.

            "Credit Enhancement Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Credit Enhancement Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

            "Credit Enhancement Initial Invested Amount" shall mean the aggregate initial principal amount of the Credit Enhancement which is $ .

            "Credit Enhancement Interest Rate" shall mean % per annum from the Closing Date through and including , 1999 and with respect to each Interest Accrual Period thereafter, a per annum rate of % in excess of LIBOR as determined on the related LIBOR Determination Date.

            "Credit Enhancement Interest Shortfall" shall have the meaning specified in subsection 4.6(c) of the Agreement.

            "Credit Enhancement Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the initial principal balance of the Credit Enhancement, minus
(b) the aggregate amount of principal payments made to Credit Enhancement Providers through and including such Business Day, minus (c) the aggregate amounts by which the Transferor has reduced the Credit Enhancement Invested Amount pursuant to subsection [4.12(d)] of the Agreement, minus (d) the aggregate amount of Credit Enhancement Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Redirected Principal Collections for all prior Business Days, plus (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(x) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.17(b) and 4.18(b), (c) and (d) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

            "Credit Enhancement Monthly Interest" shall mean the interest distributable in respect of the Credit Enhancement as calculated in accordance with subsection 4.6(c) of the Agreement.

            "Credit Enhancement Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Credit Enhancement Initial Invested Amount minus (b) the aggregate amount of principal payments made to Credit Enhancement Providers prior to such Business Day.

            "Credit Enhancement Percentage" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Credit Enhancement Invested Amount on such day after taking into account all adjustments of the Credit Enhancement Invested Amount on such day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

            "Credit Enhancement Principal" shall mean the principal distributable in respect of the Credit Enhancement as specified in subsection 4.7(c) of the Agreement.

            "Credit Enhancement Principal Payment Commencement Date" shall mean the earlier of (a) during the Amortization Period, the first Distribution Date on which the Class B Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1999-Securities remaining after payments have been made to the Class B Securities on such Distribution Date, the Distribution Date following the first Distribution Date on which the Class B Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2(a), 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

            "Credit Enhancement Provider" shall mean the Person providing the Credit Enhancement.

            "Credit Enhancement Providers' Interest" shall mean the portion of the Series 1999- Securityholders' Interest allocated to the Credit Enhancement Provider.

            "Default Amount" shall mean, (i) on any Business Day other than the Default Recognition Date, the aggregate amount of Principal Receivables in Accounts which became Defaulted Accounts on such Business Day and (ii) on any Default Recognition Date the aggregate amount of Principal Receivables in Accounts which became Defaulted Accounts during the then current Monthly Period (other than such Accounts which were included in clause (i))

            "Default Recognition Date" shall mean the last day of each calendar month; provided, however, that with respect to any Monthly Period the "related Default Recognition Date" shall mean the Default Recognition Date occurring closest to the last day of such Monthly Period and any amounts allocated or applied on such Default Recognition Date shall be deemed to apply to the related Monthly Period.

            "Distribution Date" shall mean , 1999, and the fifteenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

            "DTC" shall mean The Depository Trust Company.

            "Early Amortization Period" shall mean the period beginning on the earlier of (a) the day on which a Pay Out Event occurs or is deemed to have occurred and (b) the Expected Final Payment Date if the Class A Invested Amount, the Class B Invested Amount and the Credit Enhancement Invested Amount have not been paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, Class B Invested Amount and the Credit Enhancement Invested Amount have been paid in full and (ii) the Scheduled Series 1999- Termination Date.

            "Enhancement" shall mean, with respect to the Class A
Securities, the subordination of the Class B Invested Amount and the Credit Enhancement, and, with respect to the Class B Securities, the subordination of the Credit Enhancement.

            "Excess Finance Charge Collections" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(xiii) of the Agreement allocated to the Series 1999-Securities but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1999-Securities.

            "Expected Final Payment Date" shall mean the Distribution Date.

            "FASIT" shall have the meaning specified in Section 16 of this Series Supplement.

            "Fixed/Floating Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage; provided, however, that, on and after the Pay Out Commencement Date, with respect to the allocations of Collections of Finance Charge Receivables, the numerator used in the above calculation shall be the Adjusted Invested Amount as of the day immediately preceding the Pay Out Commencement Date.

            "Floating Percentage" shall mean for any Business Day the sum of the applicable Class A Floating Percentage, Class B Floating Percentage and Credit Enhancement Floating Percentage for such Business Day.

            "Full Invested Amount" shall mean $           .

            "Initial Invested Amount" shall mean an amount equal to the sum of (i) the Class A Initial Invested Amount, (ii) the Class B Initial Invested Amount and (ii) the Credit Enhancement Initial Invested Amount.

            "Interest Accrual Period" shall mean, with respect to a Distribution Date, the period from and including the preceding Distribution Date to but excluding such Distribution Date; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to but excluding the initial Distribution Date.

            "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day and (c) the Credit Enhancement Invested Amount as of such Business Day.

            "Investment Earnings" shall mean, with respect to any Business Day, the investment earnings on amounts on deposit in (i) the Payment Reserve Account, deposited in the Collection Account pursuant to subsection 4.16(c) of the Agreement, (ii) the Principal Funding Account, deposited in the Collection Account pursuant to subsection 4.17(b) of the Agreement and
(iii) the Accumulation Period Reserve Account, deposited in the Collection Account pursuant to subsection 4.18(b) of the Agreement.

            "Investor Securities" shall mean the Class A Securities and the Class B Securities.

            "Investor Securityholder" shall mean the Holder of record of an Investor Security of Series 1999- .

            "LIBOR" shall mean, as of any LIBOR Determination Date, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Interest Accrual Period in accordance with the provisions of Section 4.15 of the Agreement.

            "LIBOR Determination Date" shall mean the second Business Day prior to the commencement of each Interest Accrual Period; provided, however, that with respect to the period from the Closing Date through
     , 1999, LIBOR Determination Date shall mean           , 1999. For
purposes of this definition, a Business Day is any day on which banks in London and New York are open for the transaction of international business.

            "Minimum Retained Percentage" shall mean 2%.

            "Minimum Transferor Percentage" shall mean 0%; provided, however, that in certain circumstances such percentage may be increased.

            "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1999- Securities shall begin on and include the Closing Date and shall end on and include , 1999.

            "Negative Carry Amount" shall have the meaning specified in subsection 4.10(a) of the Agreement.

            "Paired Series" shall have the meaning specified in Section 17 of this Series Supplement.

            "Paying Agent" shall mean, for the Series 1999- Securities, [The Bank of New York][initially, The Bank of New York and, in certain limited circumstances, the Banque Generale du Luxembourg, S.A.].

            "Payment Reserve Account" shall have the meaning specified in subsection 4.16 of the Agreement.

            "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1999- Pay Out Event is deemed to occur pursuant to
Section 8 of this Series Supplement.

            "Portfolio Adjusted Yield" shall mean, with respect to any Monthly Period, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate for such Monthly Period from the Portfolio Yield for such Monthly Period.

            "Portfolio Yield" shall mean for the Series 1999- Securities, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1999- Finance Charge Collections for such Monthly Period (not including the amounts on deposit in the Payment Reserve Account and Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in prior Monthly Periods, if any) plus the Principal Funding Account Investment Proceeds, and amounts withdrawn from the Accumulation Period Reserve Account, if any, with respect to such Monthly Period calculated on a cash basis, minus the aggregate Series Default Amount for such Monthly Period and the Series 1999- Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Agreement for such Monthly Period, and the denominator of which is the average daily Invested Amount; provided, however, that Excess Finance Charge Collections applied for the benefit of the Securityholders may be added to the numerator if a Ratings Event with respect to the Series 1999- Securities would not occur as a result thereof.

            "Principal Funding Account" shall have the meaning set forth in subsection 4.17 of the Agreement.

            "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

            "Principal Funding Account Investment Proceeds" shall mean, with respect to each Interest Accrual Period during the Accumulation Period, the investment earnings on funds on deposit in the Principal Funding Account (net of investment losses and expenses) for such Interest Accrual Period.

            "Principal Shortfalls" shall mean on any Business Day (x) for Series 1999- , (i) during the Accumulation Period, the amount, if any, by which the Controlled Deposit Amount for the Transfer Date immediately following the then current Monthly Period exceeds the total of the amounts described in clauses (v), (w), (x) and (y) of subsection 4.9(c)(i), and
(ii) at all other times, the Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day or (y) for any other Series the amounts specified as such in the Supplement for such other Series.

            "QIB" shall mean a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

            "Rating Agency" shall mean Standard & Poor's, a Division of the McGraw-Hill Companies, and Moody's Investors Service, Inc.

            "Redirected Class B Principal Collections" shall have the meaning specified in subsection 4.14(b) of the Agreement.

            "Redirected Credit Enhancement Principal Collections" shall have the meaning specified in subsection 4.14(a) of the Agreement.

            "Redirected Principal Collections" shall mean the sum of Redirected Class B Principal Collections and Redirected Credit Enhancement Collections.

            "Reference Banks" shall mean four major banks in the London interbank market selected by the Trustee.

            "Reimbursement Required Amount" shall have the meaning specified in subsection 4.01(b) of the Agreement.

            "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Receivables, expressed as a decimal, for the 12 months preceding the date of such calculation.

            "Required Amount" shall have the meaning specified in subsection 4.10(b) of the Agreement.

            "Required Reserve Account Amount" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the sum of the Class A Invested Amount and the Class B Invested Amount or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall have (i) provided the Servicer and the Trustee with evidence that the Rating Agency Condition has been satisfied and (ii) delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1999- .

            "Reserve Account Funding Date" shall mean the earliest of (a) the first day of the third Monthly Period preceding the first full day of the Accumulation Period; (b) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than 2.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 12 months prior to the first full day of the Accumulation Period; (c) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than 3.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 6 months prior to the first full day of the Accumulation Period; or (d) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than 3.5%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 4 months prior to the first full day of the Accumulation Period.

            "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

            "Scheduled Series 1999- Termination Date" shall mean the Distribution Date.

            "Series Default Amount" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount identified since the prior reporting date and the Floating Percentage applicable for such Business Day.

            "Series 1999- " shall mean the Series of the Metris Master Trust represented by the Series 1999- Securities.

            "Series 1999- Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

            "Series 1999- Percentage" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Invested Amount and the denominator of which is the sum of the Invested Amounts relating to all other Series then outstanding.

            "Series 1999- Securities" shall mean the Class A Securities, the Class B Securities and the Credit Enhancement.

            "Series 1999- Securityholder" shall mean the holder of record of any Series 1999- Security or, with respect to the Credit Enhancement, the Credit Enhancement Provider.

            "Series 1999- Securityholders' Interest" shall have the meaning specified in Section 4.4 of the Agreement.

            "Series 1999- Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1999-Securities are paid in full, or (ii) the Scheduled Series 1999- Termination Date.

            "Series Servicing Fee Percentage" shall mean 2.00% per annum.

            "Servicing Fee" shall mean for any Monthly Period, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days in such Monthly Period and the denominator of which is 365 or 366, (ii) the applicable Series Servicing Fee Percentage and (iii) the Adjusted Invested Amount as of the beginning of the day on the first day of such Monthly Period.

            "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 1999- Securities which, in accordance with subsections 4.9(b) and 4.9(c)(v) of the Agreement, may be applied in accordance with Section 4.3(d) of the Agreement or (b) the amounts allocated to the investor securities of other Series which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1999- Securities.

            "Stated Credit Enhancement Amount" shall mean the greater of
(i) zero and (ii) a number rounded to the nearest Dollar equal to the product of % percent and the AB Adjusted Invested Amount; provided, however, that in no event shall the Stated Credit Enhancement Amount be less than $ , except that if the AB Adjusted Invested Amount is equal to zero, the Stated Credit Enhancement Amount shall be zero; and provided further that during any Early Amortization Period the Stated Credit Enhancement Amount shall be equal to the Stated Credit Enhancement Amount immediately preceding the commencement of the Early Amortization Period.

            "Targeted Holder" shall mean (i) each holder of a right to receive interest or principal with respect to investor securities (or other interests in the Trust), [including the Credit Enhancement], other than securities (or other such interests) with respect to which an opinion is rendered that such securities (or other such interests) will be treated as debt for Federal income tax purposes and (ii) any holder of a right to receive any amount in respect of the Transferor Interest; provided, that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

            "Termination Payment Date" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Scheduled Series 1999- Termination Date.

            "Transfer" shall have the meaning specified in subsection 10(a) of this Series Supplement.

            "Transferor Finance Charge Collections" shall mean on any Business Day the product of (a) the Finance Charge Collections for such Business Day, (b) the Transferor Percentage and (c) the Series 1999-Percentage.

            "Transferor Retained Securities" shall mean investor securities of any Series, [which may include the Credit Enhancement], which the Transferor retains or provides, but only to the extent that and for so long as the Transferor is the holder or provider of such Securities.

            "Transferor Retained Finance Charge Collections" shall mean with respect to each Business Day other than a Default Recognition Date, the amount specified in subsection 4.9(a)(xiii) of the Agreement.

            "Weighted Average Invested Amount" shall mean with respect to any Monthly Period the weighted average Adjusted Invested Amount based on the Adjusted Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

            "Weighted Average Principal Receivables" shall mean with respect to any Monthly Period the weighted average sum of the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

            SECTION 3. Reassignment Terms. The Series 1999- Securities shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the Credit Enhancement Invested Amount would be reduced to an amount less than or equal to 10% of the sum of the highest Class A Invested Amount, the highest Class B Invested Amount and the highest Credit Enhancement Invested Amount during the Revolving Period. The deposit required in connection with any such termination and final distribution shall be equal to the sum of the unpaid Class A Invested Amount, unpaid Class B Invested Amount and unpaid Credit Enhancement plus accrued and unpaid interest on the Class A Securities, Class B Securities and Credit Enhancement through the day prior to the Distribution Date on which the final distribution occurs, in each case after giving effect to any payments on such date.

            SECTION 4. Delivery and Payment for the Series 1999-Securities. The Transferor shall execute and deliver the Series 1999-Securities to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1999- Securities to or upon the order of the Transferor when authenticated in accordance with
Section 6.2 of the Agreement.

            SECTION 5. Form of Delivery of Series 1999- Securities; Denominations. (a) The Class A Securities and the Class B Securities shall be delivered as Book- Entry Securities as provided in Sections 6.1 and 6.10 of the Agreement and shall be issued in minimum denominations of $ and integral multiples thereof. Evidence of the Credit Enhancement shall be delivered as provided in Section 6.1 of the Agreement.

                  (b) The Depositary for Series 1999- shall be The Depository Trust Company and the Class A Securities and Class B Securities shall be initially registered in the name of Cede & Co., its nominee.

            SECTION 6. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement.
Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1999- Securities:


                                 ARTICLE IV

                       RIGHTS OF SECURITYHOLDERS AND
                 ALLOCATION AND APPLICATION OF COLLECTIONS

            SECTION 4.4 Rights of Securityholders. The Series 1999-Securities shall represent undivided interests in the Trust, including the right to receive, to the extent necessary to make the required payments with respect to such Series 1999- Securities at the times and in the amounts specified in this Agreement, (a) the Floating Percentage and the Fixed/Floating Percentage (as applicable from time to time) of Collections (including Finance Charge Collections) available in the Collection Account,
(b) funds allocable to the Series 1999- Securities on deposit in the Excess Funding Account and (c) funds on deposit in the Interest Funding Account, the Principal Account, the Principal Funding Account, the Accumulation Period Reserve Account, the Distribution Account and the Payment Reserve Account (for such Series, the "Series 1999- Securityholders' Interest"). The Class B Invested Amount and the Credit Enhancement Invested Amount shall be subordinated to the Class A Securities, and the Credit Enhancement Invested Amount shall be subordinate to the Class B Invested Amount, to the extent provided in this Article IV. The Class B Securities will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full and, except in connection with the payment of Credit Enhancement Excess Amounts, the Credit Enhancement will not have the right to receive payments of principal until the Class B Invested Amount has been paid in full.

            SECTION 4.5 Collections and Allocation; Payments on
Exchangeable Transferor Security.

                  (a) Collections and Allocations. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1999-Securities, and all funds on deposit in the Interest Funding Account, the Principal Account, the Principal Funding Account, the Accumulation Period Reserve Account, the Distribution Account and the Payment Reserve Account maintained for this Series, as described in this Article IV. On each
Business Day, (i) the amount of Finance Charge Collections available in the Collection Account allocable to Series 1999- Securities shall be determined by multiplying the aggregate amount of such Finance Charge Collections by
(x) prior to the Pay Out Commencement Date, the Floating Percentage and (y) on and after the Pay Out Commencement Date, the Fixed/Floating Percentage,
(ii) the amount of Principal Collections available in the Collection
Account allocable to the Series 1999- Securities shall be determined by multiplying the aggregate amount of such Principal Collections by (x)
during the Revolving Period, the Floating Percentage and (y) during any Amortization Period, the Fixed/Floating Percentage, and (iii) the
Receivables in Defaulted Accounts allocable to the Series 1999- Securities shall be determined by multiplying the aggregate amount of such Receivables in Defaulted Accounts by the Floating Percentage. In addition, on the
Closing Date the Transferor shall make a deposit to the Interest Funding
Account in the amount of $     to be allocated to the Series 1999- Securities
and applied as Available Series 1999- Finance Charge Collections in accordance with subsection 4.9(a) of the Agreement.

                  (b) Payments to the Holder of the Exchangeable Transferor Security. On each Business Day, the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Security in accordance with subsection 4.3(b) of the Agreement; provided, however, that such amounts shall be applied in accordance with Section 4.10 of the Agreement to the extent specified therein.

            Notwithstanding the foregoing and any other provisions of the Agreement, amounts payable to the Transferor shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

            SECTION 4.6 Determination of Interest for the Series 1999-Securities. (a) The amount of monthly interest (the "Class A Monthly Interest") allocable to the Class A Securities with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class A Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class A Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the product of
(u) the Class A Initial Invested Amount, (v) __ divided by 360, and (w) the Class A Interest Rate determined on __________, 1999).

            On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class A Securityholders in respect of interest on such Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Securities on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Securityholders, equal to the product of (i) the Class A Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) such Class A Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Securityholders only to the extent permitted by applicable law.

            (b) The amount of monthly interest (the "Class B Monthly Interest") allocable to the Class B Securities with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class B Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class B Invested Amount as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the product of (u) the Class
B Initial Invested Amount, (v) __ divided by 360, and (w) the Class B Interest Rate determined on __________, 1999).

            On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class B Securityholders in respect of interest on such Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Securities on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Securityholders, equal to the product of (i) the Class B Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) such Class B Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Securityholders only to the extent permitted by applicable law.

            (c) The amount of monthly interest (the "Credit Enhancement Monthly Interest") allocable to the Credit Enhancement with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Credit Enhancement Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Credit Enhancement Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the product of (u) the Credit Enhancement Initial Invested Amount, (v) __ divided by 360, and (w) the Class A Interest Rate determined on __________, 1999).

            On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Credit Enhancement Interest Shortfall") equal to the excess, if any, of (x) the Credit Enhancement Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Credit Enhancement Providers in respect of interest on such Distribution Date. If there is a Credit Enhancement Shortfall with respect to any Distribution Date, an additional amount ("Credit Enhancement Additional Interest") shall be payable as provided herein with respect to the Credit Enhancement on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Credit Enhancement Interest Shortfall is paid to Credit Enhancement Providers, equal to the product of (i) the Credit Enhancement Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) such Credit Enhancement Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Credit Enhancement Additional Interest shall be payable or distributed to Credit Enhancement Providers only to the extent permitted by applicable law.

            SECTION 4.7 Determination of Principal Amounts. (a) The amount of principal (the "Class A Principal") distributable from the Distribution Account or available for deposit into the Principal Funding Account with respect to the Class A Securities for each Distribution Date with respect to the Amortization Period shall be equal to the least of (i) the Available Series 1999- Principal Collections on deposit in the Principal Account with respect to the related Transfer Date, (ii) for each Distribution Date with respect the Accumulation Period, prior to the payment in full of the Class A Invested Amount and on or prior to the Expected Final Payment Date, the applicable Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Invested Amount on such Transfer Date.

            (b) The amount of principal (the "Class B Principal") distributable from the Distribution Account or available for deposit into the Principal Funding Account with respect to the Class B Securities for each Distribution Date, beginning with the Class B Principal Payment Commencement Date, shall be equal to the least of (i) the Available Series 1999- Principal Collections remaining on deposit in the Principal Account with respect to the related Transfer Date after application thereof to Class A Principal, if any, (ii) for each Distribution Date with respect to the Accumulation Period, on or prior to the Expected Final Payment Date, the applicable Controlled Deposit Amount for such Transfer Date (minus the Class A Principal with respect to such Transfer Date) and (iii) the Class B Adjusted Invested Amount on such Transfer Date.

            (c) The amount of principal (the "Credit Enhancement Principal") distributable from the Distribution Account with respect to the Credit Enhancement for each Distribution Date, beginning with the Credit Enhancement Principal Payment Commencement Date, or, in the case of distributions of Credit Enhancement Excess Amounts, on each Distribution Date during the Accumulation Period, shall be equal to the lesser of (i) the Available Series 1999- Principal Collections remaining on deposit in the Principal Account with respect to the related Transfer Date after application thereof to Class A Principal and Class B Principal, if any,
(ii) the Credit Enhancement Invested Amount on such Transfer Date and (iii) in the case of distributions of Credit Enhancement Excess Amounts, the Credit Enhancement Excess Amount.

            SECTION 4.8 Shared Principal Collections. Shared Principal Collections allocated to Available Series 1999- Principal Collections for the Series 1999- Securities and to be applied to Class A Principal, Class B Principal and Credit Enhancement Principal pursuant to subsection 4.9(c)(i)(z) of the Agreement for any Business Day with respect to the Amortization Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1999- Securities for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared Principal Collections allocated to Available Series 1999- Principal Collections for the Series 1999- Securities shall be zero.

            SECTION 4.9 Application of Funds. (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw from the Collection Account, to the extent of the sum of (w) prior to the Pay Out Commencement Date, the Floating Percentage of the sum of Finance Charge Collections and the amount of Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in a prior Monthly Period, available in the Collection Account or, on and after the Pay Out Commencement Date, the Fixed/Floating Percentage of the sum of Finance Charge Collections and the amount of Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made by not made in a prior Monthly Period, available in the Collection Account, (x) Investment Earnings on deposit in the Collection Account and (y) amounts on deposit in the Payment Reserve Account, if any, if and to the extent the Transferor designates that such amounts are to be so applied (the "Available Series 1999- Finance Charge Collections"; provided, that with respect to the Closing Date the amount deposited by the Transferor into the Interest Funding Account pursuant to subsection 4.5(a) of the Agreement shall also constitute Available Series 1999- Finance Charge Collections) the amounts required to be withdrawn from the Collection Account pursuant to subsections 4.9(a)(i) through 4.9(a)(xiii) of the Agreement.

                  (i) Class A Monthly Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class A Securityholders, to the extent of the Available Series 1999- Finance Charge Collections for such Business Day, an amount equal to the lesser of (x) the Available Series 1999- Finance Charge Collections and (y) the excess of (1) the sum of Class A Monthly Interest and Carryover Class A Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class A Interest that constitutes Class A Additional Interest shall be payable or distributable to Class A Securityholders only to the extent permitted by applicable law.

                  (ii) Class B Monthly Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class B Securityholders, to the extent of any Available Series 1999- Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1999- Finance Charge Collections and
      (y) the excess of (1) the sum of Class B Monthly Interest and Carryover Class B Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class B Interest that constitutes Class B Additional Interest shall be payable or distributable to Class B Securityholders only to the extent permitted by applicable law.

                  (iii) Servicing Fee. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, and distribute to the Servicer, to the extent of any Available Series 1999- Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1999- Finance Charge Collections and (y) the excess of (i) the Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

                  (iv) Series Default Amount. On each Business Day, first if such day is the Default Recognition Date for the related Monthly Period, the Transferor will deposit (as described below) Transferor Retained Finance Charge Collections for each prior day in the Current Monthly Period and second the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1999- Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1999-Finance Charge Collections and, if such day is the related Default Recognition Date for such Monthly Period, an amount equal to the aggregate Transferor Retained Finance Charge Collections for each prior day during the related Monthly Period and (y) the sum of (1) the aggregate Series Default Amount for such Business Day plus (2) the unpaid Series Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and (B) to be treated as Available Series 1999- Principal Collections during the Amortization Period.

                  (v) Adjustment Payment Shortfalls. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1999- Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1999- Finance Charge Collections and (y) an amount equal to the Series 1999- Percentage of any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and
      (ii) during the Amortization Period, to be treated as Available Series 1999- Principal Collections.

                  (vi) Reimbursement of Class A Charge- Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1999- Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1999- Finance Charge Collections and (y) the unreimbursed Class A Charge-Offs, if any, will be applied to reimburse Class A Charge-Offs, such amount during the Revolving Period, to be treated as Shared Principal Collections, and during the Amortization Period, to be treated as Available Series 1999-Principal Collections.

                  (vii) Unpaid Class B Monthly Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, and deposit in the Interest Funding Account for distribution to the Class B Securityholders on the next Distribution Date, to the extent of any Available Series 1999-Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1999- Finance Charge Collections and (y) the sum of
      (1) the amount of interest which has accrued with respect to the Class B Outstanding Principal Amount at the Class B Interest Rate but which has not been deposited into the Interest Funding Account or paid to the Class B Securityholders and (2) any additional interest (to the extent permitted by applicable law) at the Class B Interest Rate for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class B Securityholders.

                  (viii) Credit Enhancement Monthly Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Credit Enhancement Providers, to the extent of any Available Series 1999- Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1999-Finance Charge Collections and (y) the excess of (1) the sum of Credit Enhancement Monthly Interest and Carryover Credit Enhancement Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Credit Enhancement Interest that constitutes Credit Enhancement Additional Interest shall be payable or distributable to Credit Enhancement Providers only to the extent permitted by applicable law.

                  (ix) Reimbursement of Class B Charge- Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1999- Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1999- Finance Charge Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and
      (d) of the definition of Class B Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Series 1999- Principal Collections.

                  (x) Reimbursement of Credit Enhancement Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1999- Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1999-Finance Charge Collections and (y) the unreimbursed amount by which the Credit Enhancement Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Credit Enhancement Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Investor Principal Collections.

                  (xi) Accumulation Period Reserve Account. On each Business Day on and after the Reserve Account Funding Date, but prior to the date on which the Accumulation Period Reserve Account terminates pursuant to subsection 4.18(d) of the Agreement, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Collection Account and then from the Payment Reserve Account, and distribute to the Servicer, to the extent of any Available Series 1999- Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (x) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1999-Finance Charge Collections and (y) the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount and the Servicer shall deposit such amount, if any, in the Accumulation Period Reserve Account.

                  (xii) Payment Reserve Account. On each Business Day, the Trustee, acting in accordance with instructions from the Transferor, shall withdraw first from the Collection Account and then from the Payment Reserve Account, and distribute to the Servicer, to the extent of any Available Series 1999- Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1999-Finance Charge Collections and (y) the amount designated by the Transferor in writing (which includes facsimile transmission) in its instructions to the Trustee on such Business Day and the Servicer shall deposit such amount, if any, in the Payment Reserve Account.

                  (xiii) Excess Finance Charge Collections. Any amounts remaining in the Collection Account and the Payment Reserve Account, to the extent of any Available Series 1999- Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) through (xii) of the Agreement, shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Collection Account and to first make such amounts available to pay to Securityholders of other Series to the extent of shortfalls, if any, in amounts payable to such Securityholders from Finance Charge Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then on each Business Day other than the Default Recognition Date, to pay to the Transferor to be treated as "Transferor Retained Finance Charge Collections," and, on each Default Recognition Date, to pay any remaining Excess Finance Charge Collections to the Transferor.

Notwithstanding the foregoing, if on any Default Recognition Date the sum of the amount of Available Series 1999- Finance Charge Collections (including, all amounts on deposit in the Payment Reserve Account) and Transferor Retained Finance Charge Collections is less than the Series Default Amount for such Default Recognition Date, the Servicer shall apply amounts deposited in the Accumulation Period Reserve Account pursuant to subsection 4.9(a)(xi) of the Agreement during the then current Monthly Period in accordance with subsection 4.9(a)(iv) of the Agreement to the extent of such shortfall.

            (b) For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of (i) the Floating Percentage and (ii) Principal Collections with respect to such Business Day (less the amount of Redirected Principal Collections on such Business Day) will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.3(d) of the Agreement.

            (c) For each Business Day on and after the Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account or the Excess Funding Account and other accounts as described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

                  (i) an amount (not in excess of the Invested Amount) equal to the sum of (v) the product of the Fixed/Floating Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof applied as Redirected Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Series 1999-
       Securities on such Business Day pursuant to subsection 4.9(d) of the Agreement, (x) amounts to be paid pursuant to subsections 4.9(a)(iv),
      (v), (vi), (ix), (xi) and (xii) of the Agreement from Available Series 1999- Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b), 4.14(a), (b) and (c), 4.17(b) and 4.18(b), (c) and (d) of the Agreement on such Business Day, and (y) the amount of Shared Principal Collections allocated to the Series 1999- Securities in accordance with Section 4.8 of the Agreement on such Business Day, will be deposited into the Principal Account; provided, however that with respect to any Monthly Period during the Controlled Accumulation Period, the aggregate amount required to be deposited in the Principal Account pursuant to this subsection 4.9(c)(i) shall not exceed the sum of the Controlled Deposit Amount and, at the option of the Transferor, the Credit Enhancement Excess Amount; and

                  (ii) an amount equal to the excess, if any, of (A) the sum of the amounts described in clauses (i)(v) and (x) above over (B) the sum of Class A Principal and Class B Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(d) of the Agreement.

            (d) On the first Business Day of the Amortization Period funds on deposit in the Excess Funding Account will be deposited in the Principal Account to the extent of the lesser of (x) the Invested Amount and (y) the product of (i) the amount on deposit in the Excess Funding Account at the beginning of the Amortization Period and (ii) a fraction, the numerator of which is equal to the Invested Amount and the denominator of which is equal to the sum of the invested amounts of all Series in amortization periods on such day.

            SECTION 4.10 Coverage of Required Amount for the Series 1999-Securities. (a) To the extent that any amounts are on deposit in the Excess Funding Account on any Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1999- Finance Charge Collections in subsections 4.9(a)(i) through (xi) of the Agreement, Transferor Finance Charge Collections in an amount (the "Negative Carry Amount") equal to the excess of (x) the product of (a) the Base Rate, (b) the amounts on deposit in the Excess Funding Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account are invested.

            (b) To the extent that on any Business Day payments are being made pursuant to any of subsections 4.9(a)(i) through (xi) of the Agreement, respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1999- Finance Charge Collections in subsections 4.9(a)(i) through (xi) of the Agreement, all or a portion of the Excess Finance Charge Collections from other Series with respect to such Business Day allocable to the Series 1999- Securities in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1999- Finance Charge Collections and Transferor Finance Charge Collections on such Business Day (the "Required Amount").

            Excess Finance Charge Collections allocated to the Series 1999-Securities for any Business Day shall mean an amount equal to the product of (x) Excess Finance Charge Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

            SECTION 4.11 Payment of Interest. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the preceding Monthly Period allocable to the Series 1999- Securities and deposit such amount in the Distribution Account. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (x) the Class A Securityholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(i) of the Agreement, (y) the Class B Securityholders from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsections 4.9(a)(ii) and (vii) of the Agreement and (z) the Credit Enhancement Providers from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(viii) of the Agreement.

            SECTION 4.12 Payment of Principal.

            (a) On the Transfer Date preceding each Distribution Date with respect to the Amortization Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit into the Distribution Account with respect to the Early Amortization Period, or the Principal Funding Account with respect to the Accumulation Period, to the extent of funds available, an amount equal to the Class A Principal for such Distribution Date. On each Distribution Date with respect to the Early Amortization Period until the Class A Invested Amount is paid in full, or on the Expected Final Payment Date with respect to the Accumulation Period following any deposit to the Distribution Account pursuant to subsection 4.12(d) of the Agreement, the Paying Agent shall pay in accordance with
Section 5.1 of the Agreement to the Class A Securityholders from the Distribution Account such amounts deposited with respect to Class A Principal into the Distribution Account on the related Transfer Date.

            (b) On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Transfer Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account with respect to the Early Amortization Period, or the Principal Funding Account with respect to the Accumulation Period, to the extent of funds available, an amount equal to the Class B Principal for the related Distribution Date. On and after the Class B Principal Payment Commencement Date, on each Distribution Date with respect to the Early Amortization Period until the Class B Invested Amount is paid in full or on the Expected Final Payment Date with respect to the Accumulation Period following any deposit to the Distribution Account pursuant to subsection 4.12(d), the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class B Securityholders from the Distribution Account such amounts deposited with respect to Class B Principal into the Distribution Account on the related Transfer Date.

            (c) On the Transfer Date preceding the Credit Enhancement Principal Payment Commencement Date and each Transfer Date thereafter, or, in the case of distributions of Credit Enhancement Excess Amounts, on each Transfer Date during the Accumulation Period preceding a Distribution Date on which a distribution shall be made with respect to Credit Enhancement Excess Amounts, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Credit Enhancement Principal for the related Distribution Date. On the Credit Enhancement Principal Payment Commencement Date after the payment of any principal amounts to the Class A Securities and the Class B Securities on such day, and on each Distribution Date thereafter until the Credit Enhancement Invested Amount is paid in full and on each Distribution Date during the Accumulation Period on which amounts are to be distributed with respect to Credit Enhancement Excess Amounts, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Credit Enhancement Provider from the Distribution Account such amounts deposited with respect to Credit Enhancement Principal into the Distribution Account on the related Transfer Date; provided, however, that, if so designated in writing by the Transferor with respect to any such Transfer Date, any such payment of Credit Enhancement Principal shall not be made to the Credit Enhancement Provider and such amount shall be subtracted from the Credit Enhancement Invested Amount and added to the Transferor Interest.

            (d) Any amounts remaining in the Principal Account and allocable to the Series 1999- Securities, after the Credit Enhancement Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.3(d) of the Agreement.

            (e) On the earlier to occur of (i) the first Transfer Date with respect to the Early Amortization Period and (ii) the Transfer Date immediately preceding the Expected Final Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account for distribution first to Class A Securityholders up to an amount equal to the Class A Invested Amount and then to Class B Securityholders up to an amount equal to the Class B Invested Amount.

            SECTION 4.13 Charge-Offs. (a) If, on any Determination Date, the aggregate Series Default Amount and the Series 1999- Percentage of unpaid Adjustment Payments, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series 1999- Finance Charge Collections applied to the payment thereof pursuant to subsections 4.9(a)(iv) and (v) of the Agreement, the amount of Transferor Finance Charge Collections and Excess Finance Charge Collections allocated thereto pursuant to Section 4.10 of the Agreement, the amount of Redirected Principal Collections applied with respect thereto pursuant to Section 4.14 of the Agreement, the amount of Principal Funding Account Investment Proceeds applied with respect thereto pursuant to subsection 4.17(b), amounts withdrawn from the Accumulation Period Reserve Account and applied with respect to the Series Default Amount pursuant to subsection 4.18(c) and the Series 1999- Percentage of unpaid Adjustment Payments with respect to such Monthly Period, the Credit Enhancement Invested Amount will be reduced by the amount by which the remaining aggregate Series Default Amount and Series 1999- Percentage of unpaid Adjustment Payments exceed the amount applied with respect thereto during such preceding Monthly Period (a "Credit Enhancement Charge-Off").

            (b) In the event that any such reduction of the Credit Enhancement Invested Amount would cause the Credit Enhancement Invested Amount to be a negative number, the Credit Enhancement Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Credit Enhancement Invested Amount would have been reduced below zero, but in no case more than the sum of (i) the remaining aggregate Series 1999- Default Amount and (ii) the remaining Series 1999-Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class B Charge-Off")

            (c) In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but in no case more than the sum of (i) the remaining aggregate Series 1999- Default Amount and
(ii) the remaining Series 1999- Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class A Charge-Off").

            SECTION 4.14 Redirected Principal Collections for the Series 1999- Securities. (a) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Credit Enhancement Invested Amount,
(ii) the product of (x)(I) during the Revolving Period, the Credit Enhancement Floating Percentage or (II) during an Amortization Period, the Credit Enhancement Fixed/Floating Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day and (b) the Class B Required Amount for such Business Day (such amount called "Redirected Credit Enhancement Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the components of the Class A Required Amount and then to the components of the Class B Required Amount in the same priority as amounts are applied to such components from Available Series 1999- Finance Charge Collections pursuant to subsection 4.9(a) of the Agreement.

            (b) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class B Invested Amount, (ii) the product of
(x)(I) during the Revolving Period, the Class B Floating Percentage or (II) during an Amortization Period, the Class B Fixed/Floating Percentage and
(y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the excess, if any, of the Class A Required Amount for such Business Day over the sum of the amount of Redirected Credit Enhancement Principal Collections applied with respect thereto for such Business Day (such amount called "Redirected Class B Principal Collections") and shall apply Principal Collections equal to such amount to the remaining components of the Class A Required Amount in the same priority as amounts are applied to such components from Available Series 1999- Finance Charge Collections pursuant to subsection 4.9(a) of the Agreement.

            SECTION 4.15 Determination of LIBOR. (a) "LIBOR" shall mean, as of any LIBOR Determination Date, the rate for deposits in United States dollars for one month (commencing on the first day of the relevant interest period) which appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date for such interest period. If such rate does not appear on Telerate Page 3750, the rate for such LIBOR Determination Date will be determined on the basis of the rates at which deposits in the United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of the relevant interest period). The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such LIBOR Determination Date will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such interest period).

            (b) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for such LIBOR
Determination Date.

            SECTION 4.16  Payment Reserve Account.

            (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Securityholders, the "Payment Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Payment Reserve Account and in all proceeds thereof. The Payment Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Securityholders. If, at any time, the institution holding the Payment Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Payment Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Payment Reserve Account. From the date such new Payment Reserve Account is established, it shall be the "Payment Reserve Account."

            (b) The Transferor, at its discretion, may on any Business Day withdraw all or a part of any amounts then on deposit in the Payment Reserve Account and apply such funds in accordance with Section 4.9(a) of the Agreement.

            (c) Funds on deposit in the Payment Reserve Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Payment Reserve Account on any Business Day, after giving effect to any withdrawals from the Payment Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. On each Business Day following a deposit of funds to the Payment Reserve Account, the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Proceeds for application as Available Series 1999- Finance Charge Collections.

            SECTION 4.17  Principal Funding Account.

            (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Securityholders, the "Principal Funding Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999- Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999- Securityholders. If, at any time, the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. From the date such new Principal Funding Account is established, it shall be the "Principal Funding Account." The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and
(ii) on each Transfer Date (from and after the commencement of the Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.12 of the Agreement.

            (b) Funds on deposit in the Principal Funding Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. On the Transfer Date occurring in the month following the commencement of the Accumulation Period and on each Transfer Date thereafter with respect to the Accumulation Period, the Trustee, at the Servicer's written direction, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Account Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, and shall apply such amount as if such amounts were Available Series 1999-Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period. Principal Funding Account Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

            SECTION 4.18  Accumulation Period Reserve Account.

            (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Securityholders, the "Accumulation Period Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999- Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accumulation Period Reserve Account and in all proceeds thereof. The Accumulation Period Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-Securityholders. If, at any time, the institution holding the Accumulation Period Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Accumulation Period Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Accumulation Period Reserve Account. From the date such new Accumulation Period Reserve Account is established, it shall be the "Accumulation Period Reserve Account." The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Accumulation Period Reserve Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Accumulation Period Reserve Account make a deposit into the Accumulation Period Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.9(a)(xi) of the Agreement.

            (b) Funds on deposit in the Accumulation Period Reserve Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Accumulation Period Reserve Account (to the extent the amount on deposit therein is less than the Required Reserve Account Amount) or deposited in the Collection Account and treated as Investment Proceeds for application as Available Series 1999- Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

            (c) On or before each Transfer Date with respect to the Accumulation Period and on the first Transfer Date with respect to the Early Amortization Period, the Trustee at the direction of the Servicer shall withdraw from the Accumulation Period Reserve Account, up to the Available Reserve Account Amount, an amount equal to the excess of the Covered Amount for the related Interest Accrual Period over the Principal Funding Account Investment Proceeds with respect to such Transfer Date, and the amount of such withdrawal shall be applied as if such amount were Available Series 1999- Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

            (d) The Accumulation Period Reserve Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement, (b) the date on which the Invested Amount is paid in full, (c) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to the Series 1999- Securities and (d) if the Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Early Amortization Period and the Expected Final Payment Date. Upon the termination of the Accumulation Period Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Accumulation Period Reserve Account on such date as described above) shall be applied as if they were Available Series 1999-Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

            SECTION 4.19 Postponement of Accumulation Period. The Accumulation Period is scheduled to commence at the close of business on the last day of the Monthly Period; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Servicer, upon written notice to the Trustee, be delayed to the first Business Day of the month that is the number of months prior to the Expected Final Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On each Determination Date until the Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of months such that the sum of the Accumulation Period Factors for each Monthly Period during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be less than one month.

            SECTION 4.20 Defeasance. On the date that the following conditions shall have been satisfied: (i) the Transferor shall have deposited (x) in the Principal Funding Account, an amount such that the amount on deposit in the Principal Funding Account following such deposit is equal to the sum of the Class A Outstanding Principal Amount and the Class B Outstanding Principal Amount, and (y) in the Accumulation Period Reserve Account, an amount equal to or greater than the Covered Amount, as estimated by the Transferor, for the period from the date of such deposit to the Principal Funding Account through the Expected Final Payment Date;
(ii) the Transferor shall have delivered to the Trustee (a) an opinion of counsel to the effect that such deposit will not result in the Trust being required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (b) an opinion of counsel to the effect that following such deposit none of the Trust, the Accumulation Period Reserve Account or the Principal Funding Account will be deemed to be an association (or publicly traded partnership) taxable as a corporation, (c) a certificate of an officer of the Transferor stating that the Transferor reasonably believes that such deposit will not cause a Pay Out Event or any event that, with the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur; and (iv) a Ratings Event will not occur, the Series 1999- Securities will no longer be entitled to security interest of the Trust in the Receivables and, except those set forth in clause (i) above, other Trust assets and the percentages applicable to the allocation to the Series 1999- Securityholders of Principal Collections, Finance Charge Collections and Defaulted Receivables will be reduced to zero. Upon the satisfaction of the foregoing conditions, the Credit Enhancement Invested Amount will be reduced to zero.

            SECTION 7. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1999- Securities:


                                 ARTICLE V

                   DISTRIBUTIONS AND REPORTS TO INVESTOR
                              SECURITYHOLDERS

            SECTION 5.1 Distributions. (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class A Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder's pro rata share (based on the aggregate Undivided Interests represented by each Class A Security held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to each Class A Securityholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class A Securityholder at such Securityholder's address as it appears on the Security Register or, in the case of Class A Securityholders holding Class A Securities evidencing Undivided Interests aggregating not less than 80% of the Class A Invested Amount, by wire transfer, at the expense of such Class A Securityholder, to an account or accounts designated by such Class A Securityholder by written notice given to the Paying Agent not less than five days prior to related Distribution Date; provided, however, that the final payment in retirement of the Class A Securities will be made only upon presentation and surrender of the Class A Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

            (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class B Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Securities held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to the Class B Securityholders pursuant to Sections 4.11 and
4.12 of the Agreement by check mailed to each Class B Securityholder at such Securityholder's address as it appears on the Security Register or, in the case of Class B Securityholders holding Class B Securities evidencing Undivided Interest aggregating not less than 80% of the Class B Invested Amount, by wire transfer, at the expense of such Class B Securityholder, to an account or accounts designated by such Class B Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distributed Date; provided, however, that the final payment in retirement of the Class B Securities will be made only upon presentation and surrender of the Class B Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

            (d) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to each Credit Enhancement Provider of record on the preceding Record Date (other than as provided in subsection 2.4(e) of the Agreement or in Section 12.3 of the Agreement respecting a final distribution) such Credit Enhancement Provider's pro rata share (based on the aggregate Undivided Interests represented by Credit Enhancement held by such Credit Enhancement Provider) of amounts on deposit in the Distribution Account as are payable to the Credit Enhancement Providers pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to each Credit Enhancement Provider to an account or accounts designated by such Credit Enhancement Provider by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Credit Enhancement will be made only upon presentation and surrender of the evidence of the Credit Enhancement at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

            SECTION 5.2 Securityholders' Statement. (a) On the 15th day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Securityholder and the Rating Agencies a statement substantially in the form of Exhibit B prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Security and, in the case of (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Security):

                  (i)  the total amount distributed;

                  (ii) the amount of such distribution allocable to Class A Principal and Class B Principal;

                  (iii) the amount of such distribution allocable to Class A Monthly Interest, Carryover Class A Interest, Class B Monthly Interest, Carryover Class B Interest, Credit Enhancement Interest and Carryover Credit Enhancement Interest;

                  (iv) the amount of Principal Collections received in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Securities, Class B Securities and
      Credit Enhancement;

                  (v) the amount of Finance Charge Collections processed during the preceding Monthly Period and allocated in respect of the Class A Securities, Class B Securities and Credit Enhancement, and the amount of Principal Funding Account Investment Proceeds and investment earnings on amounts on deposit in the Accumulation Period Reserve Account;

                  (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Credit Enhancement Invested Amount, the Floating Percentage and, during the Amortization Period, the Fixed/Floating Percentage or Class B Fixed/Floating Percentage, as applicable, as of the end of the day on the last day of the related Monthly Period;

                  (vii) the aggregate outstanding balance of Receivables which are current, 30-59, 60-89, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

                  (viii) the aggregate Series Default Amount for the preceding Monthly Period;

                  (ix) the aggregate amount of Class A Charge-Offs, Class B Charge-Offs and Credit Enhancement Charge-Offs for the preceding Monthly Period;

                  (x) the amount of the Servicing Fee for the preceding Monthly Period;

                  (xi) the amount of unreimbursed Redirected Class B Principal Collections and Redirected Credit Enhancement Principal Collections for the related Monthly Period;

                  (xii) the aggregate amount of funds in the Excess Funding Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

                  (xiii) the number of new Accounts the Receivables in which have been added to the Trust during the related Monthly Period;

                  (xiv) the Portfolio Yield for the related Monthly Period;

                  (xv) the Base Rate for the related Monthly Period;

                  (xvi) the Principal Funding Account Balance on the related Transfer Date;

                  (xvii)  the Accumulation Shortfall;

                  (xviii) the scheduled date for the commencement of the Accumulation Period and the Accumulation Period Length; and

                  (xix) the amount of Principal Funding Account Investment Proceeds deposited in the Collection Account on the related Transfer Date, the Required Reserve Account Amount and the Available Reserve Account Amount as of the related Transfer Date, and the Covered Amount for the related Interest Accrual Period.

            (b) Annual Securityholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2000, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1999- Securityholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1999- Securityholders, as set forth in subclauses
(i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1999-Securityholder, together with, on or before January 31 of each year, beginning in 2000, such other customary information (consistent with the treatment of the Securities as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1999- Securityholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

            SECTION 8. Series 1999- Pay Out Events. If any one of the following events shall occur with respect to the Series 1999- Securities:

            (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of
(A) the Agreement or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or (iii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1999- Securityholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1999- Securities evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1999- , and continues to affect materially and adversely the interests of the Series 1999- Securityholders for such period;

            (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1999- Securities evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1999- , and (ii) as a result of which the interests of the Series 1999- Securityholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1999- Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions of the Agreement;

            (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average Base Rates for such three consecutive Monthly Periods;

            (d) (i) the Transferor Interest shall be less than the Minimum Transferor Interest, (ii) the Series 1999- Percentage of the sum of the total amount of Principal Receivables plus amounts on deposit in the Excess Funding Account shall be less than the sum of the Class A Outstanding Principal Amount, the Class B Outstanding Principal Amount and the Credit Enhancement Outstanding Principal Amount,(iii) the total amount of Principal Receivables and the amounts on deposit in the Excess Funding Account and the Principal Funding Account shall be less than the Minimum Aggregate Principal Receivables or (iv) the Retained Percentage shall be equal to or less than 2%, in each case as of any Determination Date; or

            (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1999- Securityholders;

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 1999- Securities evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1999- , by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a pay out event (a "Series 1999- Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c) or (d), a Series 1999- Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1999- Securityholders immediately upon the occurrence of such event.

            SECTION 9. Series 1999- Termination. The right of the Series 1999- Securityholders to receive payments from the Trust will terminate on the first Business Day following the Series 1999- Termination Date unless such Series is an Affected Series as specified in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1999- Securityholders shall remain entitled to receive proceeds of such sale when such sale occurs.

            SECTION 10.  Legends; Transfer and Exchange;
Restrictions on Transfer of Series 1999-  Securities.

            (a) Each Class A Security or Class B Security that is a Global Security deposited with DTC, or a custodian on behalf of DTC, shall bear the following legend:

            UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            (b) Each Class B Security will bear a legend or legends in substantially the following form:

            EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT
      (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
      (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR
      SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

            Each Security Owner by virtue of its beneficial interest in the Class A Securities or Class B Securities shall be deemed to have made the representations and warranties stated in such legend.


            SECTION 11. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. The Transferor hereby confirms the conveyance of the Trust Property to the Trustee for the benefit of the Series 1999- Securityholders.

            SECTION 12. Registration of the Class A Securities and Class B Securities under the Securities Exchange Act of 1934. The Transferor shall cause the Class A Securities and Class B Securities to be registered under the Securities Exchange Act of 1934, as amended, on or before , 1999 and thereafter maintain such registration until the Class A Invested Amount and Class B Invested Amount have each been reduced to zero.

            SECTION 13. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

            SECTION 14. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 15. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

            SECTION 16. Amendment for FASIT Purposes. Each Series 1999-Securityholder, by acquiring an interest in a Series 1999- Security, is deemed to consent to any amendment to the Agreement or this Series Supplement necessary for the Transferor to elect for the Trust or any portion thereof to be treated as a financial asset securitization investment trust ("FASIT") within the meaning of Section 860L of the Internal Revenue Code (or any successor provision thereto), provided, that such election may not be made unless the Transferor delivers an opinion to the Trustee and the Servicer to the effect that such election will not adversely affect the Federal or Applicable Tax State income tax characterization of any outstanding Series of Investor Securities or the taxability of the Trust under Federal or Applicable Tax State income tax laws.

            SECTION 17. Paired Series. Subject to obtaining confirmation by each Rating Agency of the then existing ratings of each class of Securities which is then rated, and prior to the commencement of the Early Amortization Period, the Series 1999- Securities may be paired with one or more other Series (each a "Paired Series"). Each Paired Series either will be pre-funded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series and primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Securityholders. As principal is paid with respect to the Series 1999- Securities, either (i) in the case of a pre-funded Paired Series, an equal amount of funds on deposit in any pre-funding account for such pre-funded Paired Series will be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series 1999- Securities, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount paid to the Securityholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in subsection 6.9(b) of the Agreement.

            IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1999- Supplement to be duly executed by their respective officers as of the day and year first above written.



                          METRIS RECEIVABLES, INC.
                              Transferor


                           By:______________________________
                              Name:
                              Title:



                          DIRECT MERCHANTS CREDIT CARD BANK,
                           NATIONAL ASSOCIATION
                              Servicer


                           By:______________________________
                              Name:
                              Title:



                          THE BANK OF NEW YORK (DELAWARE)
                              Trustee


                           By:______________________________
                              Name:
                              Title:



                                                          Exhibit A-1

                  FORM OF CLASS A INVESTOR SECURITY

            UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.




No. ___                                                    $_________
                                              CUSIP NO.
                                                        -------------



                        METRIS MASTER TRUST
                     FLOATING RATE ASSET BACKED
                  SECURITY, SERIES 1999- , CLASS A

            Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Metris Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

            (Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

            This certifies that _________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and between the Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer (the "Servicer"), and The Bank of New York (Delaware) as Trustee (the "Trustee"), and the Series 1999- Supplement, dated as of , 1999 (the Series 1999- Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1999- Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

            This Security does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Metris Master Trust Floating Rate Asset Backed Securities, Series 1999- , Class A" (the "Class A Securities"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

            The Transferor has structured the Agreement, the Class A Securities and the Metris Master Trust Floating Rate Asset Backed Securities, Series 1999- , Class B (the "Class B Securities" and collectively with the Class A Securities, the "Offered Securities") with the intention that the Offered Securities will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Security (a "Class A Securityholder") or any interest therein by acceptance of its Security or any interest therein, agrees to treat the Class A Securities for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

            No principal will be payable to the Class A Securityholders until the earlier of the Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs. No principal will be payable to the Class B Securityholders or the Credit Enhancement Providers (other than with respect to Credit Enhancement Excess Amounts) until all principal payments have been made to the Class A Securityholders.

            Interest on the Class A Securities will be payable on , 1999 and on the 15th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of (i) the Class A Interest Rate,
(ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and
(iii) the outstanding principal balance of the Class A Securities as of the close of business on the first day of such Interest Accrual Period provided that interest for the first Distribution Date will be an amount equal to the product of (u) the Class A Initial Invested Amount, (v) divided by 360, and (w) the Class A Interest Rate determined on , 1999.

            Interest payments on the Class A Securities on each Distribution Date will be funded from Available Series 1999- Finance Charge Collections with respect to the preceding Monthly Period (or, with respect to the first Distribution Date, such collections from and including the Closing Date to and including , 1999 plus the amount of the initial deposit to the Interest Funding Account to be made on the Closing Date) and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Securities and deposited on each business day during such Monthly Period in the Interest Funding Account.

            "Class A Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A Securityholders through and including such Business Day, minus (c) the aggregate amount of Class A Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount allocated with respect to Class A Charge-Offs and available on all prior Distribution Dates pursuant to subsection 4.9(a)(vi) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b),
4.14 (a) and (b), 4.17(b) and 4.18(b), (c) and (d) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause
(c).

            Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Securities, which may be less than the unpaid balance of the Class A Securities pursuant to the terms of the Agreement. All principal on the Class A Securities is due and payable no later than the Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 1999- Termination Date"). After the earlier to occur of (i) the Scheduled Series 1999- Termination Date and (ii) the day after the Distribution Date on which the Series 1999- Securities are paid in full (the "Series 1999-Termination Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Securities. In the event that the Class A Invested Amount is greater than zero on the Series 1999- Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount and the Credit Enhancement Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities and, finally, to the Credit Enhancement Providers pro rata in final payment of the Credit Enhancement.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


            IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.


                          METRIS RECEIVABLES, INC.


                          By:______________________________
                             Name:
                             Title:


Dated:

                    CERTIFICATE OF AUTHENTICATION


            This is one of the Class A Securities referred to in the within-mentioned Amended and Restated Pooling and Servicing Agreement.


                         THE BANK OF NEW YORK (DELAWARE)


                          By:______________________________
                             Name:
                             Title:


                                                          Exhibit A-2

                  FORM OF CLASS B INVESTOR SECURITY

            UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

            EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT
      (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
      (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR
      SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

No. ___                                                   $__________
                                             CUSIP NO.
                                                       --------------


                        METRIS MASTER TRUST
                     FLOATING RATE ASSET BACKED
                  SECURITY, SERIES 1999- , CLASS B

            Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Metris Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

            (Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

            This certifies that __________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and between the Transferor, Direct Merchants Credit Card Bank, National Association, as the Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1999- Supplement, dated as of , 1999 (the "Series 1999- Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1999- Supplement, is herein referred to as the "Agreement". The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

            This Security does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Metris Master Trust Floating Rate Asset Backed Securities, Series 1999- , Class B" (the "Class B Securities"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

            The Transferor has structured the Agreement, the Class B Securities and the Metris Master Trust Floating Rate Asset Backed Securities, Series 1999- , Class A (the "Class A Securities" and collectively with the Class B Securities the "Offered Securities") with the intention that the Offered Securities will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Security (a "Class B Securityholder") or any interest therein by acceptance of its Security or any interest therein, agrees to treat the Class B Securities for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

            No principal will be payable to the Class B Securityholders until the earlier of the Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs but in no event earlier than the Distribution Date either on or following the Distribution Date on which the Class A Invested Amount had been paid in full. No principal will be payable to the Class B Securityholders until all principal payments have been made to the Class A Securityholders. No principal payments will be made to the Credit Enhancement Providers (other than with respect to Credit Enhancement Excess Amounts) until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.

            Interest on the Offered Securities will be payable on , 1999 and on the 15th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to (1) with respect to the Class A Securities an amount equal to the product of (i) the Class A Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the outstanding principal balance of the Class A Securities as of the close of business on the first day of such Interest Accrual Period and (2) with respect to the Class B Securities (a) the product of (i) the Class B Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the outstanding principal balance of the Class B Securities as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the product of (u) the Class B Initial Invested Amount, (v) divided by 360, and (w) the Class B Interest Rate determined on , 1999).

            Interest payments on the Class A Securities on each Distribution Date will be funded from Available Series 1999- Finance Charge Collections with respect to the preceding Monthly Period (or, with respect to the first Distribution Date, such collections from and including the Closing Date to and including , 1999 plus the amount of the initial deposit to the Interest Funding Account to be made on the Closing Date) and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Securities and deposited on each business day during such Monthly Period in the Interest Funding Account.

            Subject to the prior payment of interest on the Class A Securities, interest payments on the Class B Securities on each Distribution Date will be funded from the portion of Available Series 1999-Finance Charge Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the Class B Securities and deposited on each business day during such Monthly Period in the Interest Funding Account.

            "Class B Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Securityholders through and including such Business Day, minus (c) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class B Principal Collections for which the Credit Enhancement Invested Amount has not been reduced for all prior Business Days, and plus
(e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(ix) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.14(a), 4.17(b) and 4.18(b), (c) and (d) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and
(d).

            Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Securities, which may be less than the unpaid balance of the Class B Securities pursuant to the terms of the Agreement. All principal on the Class B Securities is due and payable no later than the Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 1999- Termination Date"). After the earlier to occur of (i) the Scheduled Series 1999- Termination Date and (ii) the day after the Distribution Date on which the Series 1999- Securities are paid in full (the "Series 1999-Termination Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Securities. In the event that the Class B Invested Amount is greater than zero on the Series 1999- Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount and the Credit Enhancement Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata - in final payment of the Class A Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities and, finally, to the Credit Enhancement Providers pro rata in final payment of the Credit Enhancement.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


            IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.


                               METRIS RECEIVABLES, INC.


                               By:______________________________
                                  Name:
                                  Title:


Dated:

                    CERTIFICATE OF AUTHENTICATION


            This is one of the Class B Securities referred to in the within-mentioned Amended and Restated Pooling and Servicing Agreement.


                               THE BANK OF NEW YORK (DELAWARE)


                               By:______________________________
                                  Name:
                                  Title:

                                                                                EXHIBIT B




Metris Receivables, Inc.                      Metris Master                    Monthly Report
Securityholders' Statement                        Trust                          Month-Year
                                              Series 1999-__

Section 5.2                                      Class A*         Class B          Total
---------------------------------------------------------------------------------------------

      Security Amount
                                              ==============================   ==============

(i)   Total Security Amount Distributed
                                              ==============================   ==============

(ii)  Security Principal Distributed
                                              ==============================   ==============

(iii) Security Interest Distributed
                                              ==============================   ==============
                                        * Based on monthend level.  Certificate amount varied
                                          during the month.

(iv)  Principal Collections

(v)   Finance Charge Collections

      Recoveries
      Initial Interest Funding Account Deposit
      Interest Earned on Accounts
                                              ------------------------------   --------------
        Total Finance Charge Collections
                                              ------------------------------   --------------
            Total Collections
                                              ==============================   ==============

(vi)  Aggregate Amount of Principal
      Receivables
                                                                               ==============

      Invested Amount (End of Month)
                                              ==============================   ==============
      Floating Allocation Percentage
                                              ==============================   ==============

      Invested Amount (Beg. of Mthly
      Period-___)
                                              ==============================   ==============
      Average Daily Invested Amount
                                                                               ==============

(vii) Receivable Delinquencies (As a %
      of Total Receivables)
      Current
      30 Days to 59 Days (1 to 29 Days Contractually Delinquent)
      60 Days to 90 Days (30 to 59 Days Contractually Delinquent)
      90 Days and Over (60+ Days Contractually Delinquent)
                                                               -------------   --------------
            Total Receivables                                      100.00%
                                                               =============   ==============

(viii)Aggregate Investor Default Amount
                                                                               ==============
      As a % of Average Daily Invested Amount
     (Annualized based on 365 days/year)
                                                                               ==============

(ix)  Charge-Offs
                                              ------------------------------   ==============

(x)   Servicing Fee
                                                                               ==============

(xi)  Unreimbursed Redirected Principal Collections
                                                               -------------   ==============

(xii) Excess Funding Account Balance
                                                                               ==============

      Specified Reserve Amount
                                                                               --------------
      Reserve Account Balance
                                                                               --------------

      Average Gross Portfolio Yield
                                                                               ==============
      Average Net Portfolio Yield
                                                                               ==============
      Minimum Base Rate
                                                                               ==============
      Excess Spread
                                                                               ==============